SUNAMERICA EQUITY FUNDS

               Supplement to the Prospectus dated January 30, 2002

         On December 30, 2002, the Board of Trustees of SunAmerica Equity Funds approved the name change of the SunAmerica "Dogs" of Wall Street Fund ("Dogs" of Wall Street Fund) to the Focused Dividend Strategy Portfolio, effective as of January 2, 2003. All references in the Prospectus to the "Dogs" of Wall Street Fund are replaced with Focused Dividend Strategy Portfolio. This change will not result in any modifications to the investment goal or principal investment strategies of the Fund as stated in its Prospectus.


Dated:  January 2, 2003



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                             SUNAMERICA EQUITY FUNDS

  Supplement to the Statement of Additional Information dated January 30, 2002

         On December 30, 2002, the Board of Trustees of SunAmerica Equity Funds approved the name change of the SunAmerica "Dogs" of Wall Street Fund ("Dogs" of Wall Street Fund) to the Focused Dividend Strategy Portfolio, effective as of January 2, 2003. All references in the Statement of Additional Information to the "Dogs" of Wall Street Fund are replaced with Focused Dividend Strategy Portfolio. This change will not result in any modifications to the investment goal or principal investment strategies of the Fund as stated in its Prospectus.


Dated:  January 2, 2003